CONSULTING AND CONFIDENTIALITY AGREEMENT

                  THIS AGREEMENT, made and entered into as of the 1st day of June, 1997, by and between Clearview Cinema Group, Inc., a Delaware corporation (the "Company"), and Brett E. Marks (the "Consultant").

                                   WITNESSETH:

                  WHEREAS, the Company desires that the Consultant perform the services set forth herein in accordance with the terms and conditions of this Agreement; and

                  WHEREAS, the Consultant is willing to provide such services to the Company in accordance with the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. Consultant's Duties. The Company hereby engages the Consultant to assist the Company in the identification of possible locations for the development of movie exhibition theaters and of movie exhibition theaters that are potential acquisition candidates (collectively, the "Services"). The Consultant shall, at the request of the Company, furnish all necessary technical support of any nature whatsoever in connection with performing the Services. The Consultant shall perform the Services for the Company as an independent contractor, and no provision of this Agreement shall create, or be deemed to have created, an employer/employee relationship between the Company and the Consultant.

                  2.  Compensation; Reimbursement of Expenses.

                           (a) In return for the provision of the Services
during the term of this Agreement, the Consultant will be compensated by the Company as follows: One Thousand Dollars ($1,000) per month, payable monthly in arrears.

                           (b) In addition, during such term, the Company shall
provide or make available to the Consultant and his family, in the same manner and on the same terms as if the Consultant were an employee of the Company, participation in the medical, health and other insurance plans and other welfare benefit plans

(as defined in the Employee Retirement Income Security Act of 1974, as amended) of the Company.

                           (c) The Company shall pay, or reimburse the
Consultant for, all reasonable travel and other expenses incurred by the Consultant in the performance of the Services.

                           (d) The Company may withhold from any amounts payable
under this Agreement all federal, state, local or other taxes as shall be required pursuant to any law or governmental regulation or ruling.


                  3. Termination. Either party may terminate this Agreement at any time. The Company shall have no obligation to the Consultant for any period subsequent to the effective date of any termination of this Agreement, except for the payment of salary for Services rendered and reimbursement of expenses incurred prior to such termination and as required by law with respect to the continuation of benefits under welfare benefit plans.


                  4.  Confidentiality.


                      (a) All reports, data, notes, memoranda, records or other documents or information (collectively, the "Information") compiled or produced by the Consultant as part of the Services are and shall remain the property of the Company. The Consultant shall protect the proprietary nature of the Information and not disclose such Information to anyone outside of the Company or its affiliates (other than in the ordinary course of the Consultant's duties), either during or after the term of this Agreement, except with the Company's prior written consent or as required by law. The Consultant further agrees to deliver promptly to the Company upon the termination of this Agreement all Information (and all copies or summaries thereof) in his possession.


                      (b) During and after the term of this Agreement, the Consultant shall protect the secrecy of all confidential matters of the Company and shall not, at any time, divulge, furnish or make accessible to anyone any knowledge or information with respect to confidential plans, material, research or development work of the Company or any subsidiary thereof or with respect to any other confidential or secret aspect of the business of the Company or any subsidiary thereof.

                  5. Non-Competition. For a period of one year after the termination of this Agreement, the Consultant shall not, directly or indirectly, engage or become interested in (as owner, stockholder, partner or otherwise) the operation of any business similar to or in competition (directly or indirectly) with the Company within a 15-mile radius of any theater owned and/or operated by the Company or any of its subsidiaries as of the date of termination of this Agreement. If any court construes the covenant in this Section 5, or any part thereof, to be unenforceable because of its duration or the geographical area covered thereby, such court shall have the power to reduce the duration or geographical area to the maximum permissible period or geographical area, as the case may be, so that this provision is enforceable.


                  6. Relationship with First New York.

                     (a) The Company acknowledges that the Consultant is also an executive vice-president of First New York Realty Co. Inc. ("First New York"). The Consultant hereby represents to the Company that the Services contemplated by this Agreement will be performed by the Consultant as an independent contractor and not as an agent for or employee of First New York.

                     (b) The Consultant further represents that First New York will not be entitled to a commission if the Company acquires any theater identified by the Consultant during the course of the performance of his Services.

                  7.  Modification and Waiver.

                      (a) Amendment of Agreement. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

                      (b) Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

                  8.  General Provisions.

                      (a) Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes any prior consulting or employment agreement between the Company or any predecessor of the Company and the Consultant.

                      (b) Nonassignability. Neither this Agreement nor any right or interest hereunder shall be assignable by the Company or the Consultant without the prior written consent of the other party hereto.

                      (c) Survival. Each of the provisions of this Agreement allocating responsibility between the Company and the Consultant shall survive the completion of the Services and the termination of this Agreement.

                      (d) Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the Consultant and the Company and their respective heirs, permitted successors and assigns.

                      (e) Headings. The headings of sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

                  9. Severability. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect


                  10. Governing Law. This Agreement has been executed and delivered in the State of New Jersey, and its validity, interpretation, performance, and enforcement shall be governed by the laws of said State other than the conflict of laws provisions of such laws.



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                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer thereunto duly authorized, and the Consulant has signed this Agreement, all as of the day and year first above written.


                                         CLEARVIEW CINEMA GROUP, INC.



                                         By:
                                            ------------------------------
                                            A. Dale Mayo
                                            President, Chief Executive
                                            Officer and Chairman of
                                            the Board


                                         CONSULTANT



                                         ---------------------------------
                                         Brett E. Marks